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                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in this Registration Statement on Form N-4 of our reports relating to the financial statements and financial highlights of the following funds established under the Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans:
Lifecycle Fund Group Trust - Conservative (report dated March 5, 2004), Lifecycle Fund Group Trust - Moderate (report dated March 5, 2004), S&P 500 Flagship Fund and S&P 500 Flagship Non-Lending Fund (Combined Financial Statements) (report dated February 13, 2004), Russell 2000 Index Securities Lending Fund and Russell 2000 Index Fund (Combined Financial Statements) (report dated February 27, 2004), Daily EAFE Fund (report dated March 5, 2004), Daily MSCI Europe Index Securities Lending Fund and Daily MSCI Europe Index Fund (Combined Financial Statements) (report dated March 5, 2004), Short Term Investment Fund (report dated February 27, 2004), Government Credit Bond Fund (report dated February 27, 2004), Government Fund (report dated March 5, 2004) and Credit Fund (report dated March 5, 2004) which appear in such Registration Statement. We also consent to the references to us under the headings "Selected Financial Data and Condensed Financial Information" and "About Our Independent Auditors" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
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Boston, Massachusetts
April 26, 2004